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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                 July 21, 1994





                                   MEDITRUST
              -------------------------------------------------
              (Exact name of registrant as specified in charter)


        Massachusetts             0-14022                  04-6532031
        --------------------------------------------------------------
        (State of                (Commission      (I.R.S. Employer
        Incorporation)            File No.)        Identification No.)


        197 First Avenue, Needham, Massachusetts              02194
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)





Registrant's telephone number, including area code:(617) 433-6000




This document consists of 50 pages.  The exhibit index is located on page two.

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Item 5.    OTHER EVENTS

         On July 21, 1994, Meditrust further amended its Restated Declaration of Trust (the "Declaration") to delete certain provisions which were previously required by the North American Securities Administrators Association. The amendments were approved by Meditrust's shareholders at an annual meeting held on May 28, 1992, which was adjourned to June 25 and 26, 1992. The amended Declaration, a conformed copy of which is included herewith as Exhibit 3.1, was filed with the Massachusetts Secretary of State after Meditrust obtained the consent of certain of its lenders to the amendments.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

   Exhibit No.      Description                          Page
   -----------      -----------                          ----

          3.1     Restated Declaration of Trust,
                  as amended                              3





                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MEDITRUST
                                           -----------------------------


   October 19, 1994                        /s/ Michael S. Benjamin
- - ------------------------                   -----------------------------
                                           Michael S. Benjamin
                                           Senior Vice President







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